Net financial expense	12 Months Ended
Dec. 31, 2020
Net financial expense
Net financial expense

Note 17: Net financial expense

	FOR THE YEAR ENDED
	DECEMBER 31,
(amounts in thousands of euros)	2018	2019	2020
Financial interest and amortized cost of the non-convertible bonds and convertible notes (1)	(189)	(2,526)	(4,374)
Changes in fair value of derivative instruments (1)	—	726	2,831
Negma financial indemnity (2)	—	—	(385)
Provision in relation with the Negma litigation (2)	—	—	(1,394)
Other financial expenses	(38)	(352)	(182)
Financial income related to Negma returning to Biophytis damages paid (2)	—	—	419
Other financial income	10	4	2
Foreign exchange gains (losses)	19	14	(29)
Total net financial expense	(198)	(2,134)	(3,112)
(1)	Refer to Note 12.2 Convertible notes and non-convertible bonds
(2)	Refer to Note 14 Provisions